UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 4, 2023

Williams Industrial Services Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16501	73-1541378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 Ashford Center North, Suite 425

Atlanta, Georgia 30338

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: 770-879-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	WLMS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                 ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 4, 2023, Williams Industrial Services Group Inc. (the “Company”) entered into the fifth amendment (the “Term Loan Amendment”) to its Term Loan, Guarantee and Security Agreement, dated December 16, 2020, by and among the Company and certain of its subsidiaries as borrowers or guarantors, EICF Agent LLC, as agent for the lenders, and the lenders party thereto (as amended, the “Term Loan Agreement”), which increased the amount of certain additional interest to be paid by the Company upon the earlier to occur of certain stated events, including a prepayment or maturity of the loan obligations under the Term Loan Agreement, from 50% to 60% of the aggregate amount of all delayed draw term loans made under the Term Loan Agreement as of such date.

In addition, on April 4, 2023, the Company entered into a fee letter (the “Revolving Credit Fee Letter”) with PNC Bank, National Association (“PNC”), relating to the Revolving Credit and Security Agreement, dated December 16, 2020, by and among the Company and certain of its subsidiaries as borrowers or guarantors, PNC, as agent for the lenders, and the lenders party thereto (as amended, the “Revolving Credit Agreement”), pursuant to which the Company agreed to pay PNC an additional exit fee of $600,000, to be paid upon the earlier to occur of certain stated events, including a prepayment or maturity of the loan obligations under the Revolving Credit Agreement.

The Company expects to include each of the Term Loan Amendment and the Revolving Credit Fee Letter as an exhibit to a future periodic report, to be filed with the U.S. Securities and Exchange Commission. The foregoing descriptions do not constitute a complete summary of the terms of the Term Loan Amendment or the Revolving Credit Fee Letter and are qualified in their entirety by reference to the full text of the respective exhibit.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 10, 2023	Williams Industrial Services Group Inc.

	By:	/s/ Charles E. Wheelock
Charles E. Wheelock
Senior Vice President, Chief Administrative Officer, General Counsel & Secretary